RAMP Series 2003-RS8 Trust

Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RS8

$[1,460,000,000] (Approximate)

Subject to Revision

September [16], 2003 -Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMORGAN

New Issue Computational Materials

$[1,460,000,000] (Approximate)

RAMP Series 2003-RS8 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-RS8

September [16], 2003

Expected Timing:	Pricing Date:	On or about September [19], 2003
	Settlement Date:	On or about September [29], 2003
	First Payment Date:	October 25, 2003

Structure:	Group I:	$[750.0] million senior/subordinate structure
	Group II:	$[710.0] million senior/subordinate structure
	Rating Agencies:	Moody's and Standard & Poor's

RAMP Series 2003-RS8 Trust Structural Summary

September [16], 2003

$[1,460,000,000] (Approximate - Subject to Revision)

Characteristics of the Certificates (1), (2), (3)
Class	Amount ($)	Ratings (S&P /Moody's)	Bond Type	Pmt. Delay (days)	Interest Accrual Basis	WA Life (yrs.) to Call / to Mat.	Pmt. Window (mos.) to Call / # of mos.	Exp. Mat to Call / to Mat.	Final Scheduled Maturity
A-I-1	219,800,000	AAA / Aaa	Sr Fltr (4)	0	Actual/360	1.00 / 1.00	1 - 24 / 24	09/05 / 09/05	July 2021
A-I-2	41,900,000	AAA / Aaa	Sr Fxd (5)	24	30/360	2.20 / 2.20	24 - 29 / 6	02/06 / 02/06	October 2023
A-I-3	85,500,000	AAA / Aaa	Sr Fxd (5)	24	30/360	3.00 / 3.00	29 - 45 / 17	06/07 / 06/07	October 2027
A-I-4	22,100,000	AAA / Aaa	Sr Fxd (7)	24	30/360	4.00 / 4.00	45 - 51 / 7	12/07 / 12/07	September2028
A-I-5	49,400,000	AAA / Aaa	Sr Fxd (7)	24	30/360	5.00 / 5.00	51 - 71 / 21	08/09 / 08/09	September 2030
A-I-6	86,450,000	AAA / Aaa	Sr Fxd (6,7)	24	30/360	8.60 / 10.47	71 - 116 / 46	05/13 / 05/24	September 2033
A-I-7	56,100,000	AAA / Aaa	Sr Fxd - NAS (7)	24	30/360	6.73 / 6.81	37 - 116 / 80	05/13 / 03/24	September 2033
A-I-8	125,000,000	AAA / Aaa	Sr Fxd - PT (6,7)	24	30/360	3.61 / 3.90	1 - 116 / 116	05/13 / 05/24	September 2033
M-I-1	26,250,000	AA / Aa2	Mez Fxd (7)	24	30/360	6.42 / 6.97	38 - 116 / 79	05/13 / 10/18	September 2033
M-I-2	20,625,000	A / A2	Mez Fxd (7)	24	30/360	6.42 / 6.85	38 - 116 / 79	05/13 / 05/17	September 2033
M-I-3	16,875,000	BBB / Baa2	Mez Fxd (7)	24	30/360	6.40 / 6.56	38 - 116 / 79	05/13 / 07/15	September 2033
Total Group I	$750,000,000
A-II-A	350,000,000	AAA / Aaa	Sr Fltr(6,8)	0	Actual/360	2.58 / 2.74	1 - 96 / 96	9/11 / 4/19	September 2033
A-II-B	233,975,000	AAA / Aaa	Sr Fltr (6,8)	0	Actual/360	2.71 / 2.98	1 - 96 / 96	9/11 / 3/21	September 2033
M-II-1	51,475,000	AA / Aa2	Mez Fltr (6,8)	0	Actual/360	5.36 / 5.92	39 - 96 / 58	9/11 / 9/18	September 2033
M-II-2	42,600,000	A / A2	Mez Fltr (6,8)	0	Actual/360	5.35 / 5.85	38 - 96 / 59	9/11 / 5/17	September 2033
M-II-3	10,650,000	A- / A3	Mez Fltr (6,8)	0	Actual/360	5.34 / 5.78	37 - 96 / 60	9/11 / 9/15	September 2033
M-II-4	10,650,000	BBB+ / Baa1	Mez Fltr (6,8)	0	Actual/360	5.33 / 5.73	37 - 96 / 60	9/11 / 2/15	September 2033
M-II-5	10,650,000	BBB / Baa2	Mez Fltr (6,8)	0	Actual/360	5.33 / 5.65	37 - 96 / 60	9/11 / 5/14	September 2033
Total Group II	$710,000,000
Grand Total	$1,460,000,000
  Class sizes subject to a 10% variance.
  Pricing Prepayment Speed Assumption:

  Group I Loans: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter)

  Group II Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

  Each Certificate is illustrated as priced to both (i) the 10% optional call of the related Loan Group and (ii) to the maturity of the related Loan Group.
  The lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.
  The pass-through rate on the Class A-I-2 and Class A-I-3 Certificates will be equal to the related fixed rate per annum.
  If the 10% optional call for the Group I Loans is not exercised, the coupon on the Class A-I-6 and the Class M-I-1 through M-I-3 Certificates will increase by 0.50% per annum and the coupon on the Class A-I-8 Certificates will increase by 1.00% per annum beginning on or after the second Distribution Date after the first possible related optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II-A and Class A-II-B Certificates will double, and the margin on the Class M-II-1 through Class M-II-5 Certificates will each increase by a 1.5x multiple, in each case beginning on the second Distribution Date after the first possible related optional call date.
  The pass-through rates on the Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, Class A-I-8, Class M-I-1, Class M-I-2 and Class M-I-3 Certificates will be equal to the related fixed rate per annum, subject to the Group I Net WAC Cap Rate.
  The least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14.00% per annum.

Issuer: RAMP Series 2003-RS8 Trust.

Certificates: The Class A-I-1 through Class A-I-8 Certificates (collectively, the "Class A-I Certificates") and the Class M-I-1 through Class M-I-3 Certificates (collectively, the "Class M-I Certificates"), are backed by primarily first lien, fixed-rate mortgage loans (the "Group I Loans").

The Class A-II-A Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that may conform to either Freddie Mac or Fannie Mae limitations (the "Group II-A Loans").

The Class A-II-B Certificates (together with the Class A-II-A Certificates, the "Class A-II Certificates") are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to either Freddie Mac or Fannie Mae limitations (the "Group II-B Loans").

The Class M-II-1 through Class M-II-5 Certificates (collectively, the "Class M-II Certificates"), are backed by the Group II-A Loans and the Group II-B Loans (collectively, the "Group II Loans").

The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates." The Class M-I Certificates and Class M-II Certificates are referred to together as the "Class M Certificates."

Lead Manager: J.P. Morgan Securities Inc.

Co-Managers: Citigroup Global Markets Inc., Bear, Stearns & Co. Inc. and Residential Funding Securities Corporation.

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee: JPMorgan Chase Bank.

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 93.70% of the Group I Loans and approximately 99.95% of the Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date: September 1, 2003 after deducting payments due during the month of September 2003.

Settlement Date: On or about September 29, 2003.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing in October 2003.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A, Class M-I-1 and Class M-II-1 Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-I-2, Class M-I-3, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: It is expected that, as of the closing date, the Class A Certificates will be eligible for purchase by benefit plans that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M Certificates are not expected to be eligible for purchase by such plans as of the Closing Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such plan's acquisition and ownership of such Certificates.

Legal Investment: The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Tax Status: One or more REMIC elections.

Collateral Description: Two loan groups: Group I (fixed) and Group II (adjustable).

    Group I Loans will consist of primarily first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $[750,000,000] as of the Cut-off Date.

    Group II-A Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may conform to either Freddie Mac or Fannie Mae guidelines with an aggregate principal balance of approximately $[426,084,306] as of the Cut-off Date.

    Group II-B Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to either Freddie Mac or Fannie Mae guidelines with an aggregate principal balance of approximately $[283,915,694] as of the Cut-off Date.

Prepayment Assumption: Group I - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

Optional Calls: If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group ("Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other.

The Negotiated Conduit

Asset Program: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs

Residential Funding's standard programs are identified as follows:

    Jumbo A program, under which Residential Funding purchases "A quality," non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

    Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A quality" borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

    Home Solution program, under which Residential Funding purchases first lien "A-quality" mortgage loans with LTV's up to 107, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

    AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A quality" credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "Alternet" program guidelines allows.

In addition, the NCA program includes mortgage loans, identified as "Seasoned Loans," that were included in mortgage pools previously securitized by affiliates of Residential Funding. These mortgage loans may not conform to Residential Funding's current underwriting criteria or documentation requirements.

Credit Enhancement: A. Subordination.

Except as described below, with respect to each loan group, if the related Class M Certificates remain outstanding, losses on the related mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of related Class M Certificates with the lowest payment priority, and the other related classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the related Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.

Group I Loans		Group II Loans
Class	Initial Subordination(1)	Class	Initial Subordination(1)
Class A-I	10.55%	Class A-II	21.85%
Class M-I-1	7.05%	Class M-II-1	14.60%
Class M-I-2	4.30%	Class M-II-2	8.60%
Class M-I-3	2.05%	Class M-II-3	7.10%
		Class M-II-4	5.60%
		Class M-II-5	4.10%

(1) Includes the target overcollateralization requirement as described herein.

B. Overcollateralization ("OC").

	Group I	Group II
Initial (%Orig.)	0.00%	0.00%
OC Target (% Orig.)	2.05%	4.10%
Stepdown OC Target (% Current)(1)	4.10%	8.20%
OC Floor (% Orig.)	0.50%	0.50%
OC Holiday	None	None

(1) Subject to certain trigger events as specified herein.

C. Cross-collateralization.

The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

D. Excess Spread.
    Group I: Initially equal to approximately [281] bps per annum.
    Group II: Initially equal to approximately [551] bps per annum.

Priority of Payments: Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

    Distribution of interest to the related certificates, in the priority described herein;

    Distribution of principal to the related certificates, in the priority described herein;

    Distribution of principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, to cover realized losses;

    Distribution of additional principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

    Payment to the related certificates and subsequently, to the non-related certificates, in respect of prepayment interest shortfalls;

    To the extent provided in the prospectus supplement, payment to the Group II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount and payment to certain Group I Certificates in respect of any Group I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, in the priority described herein;

    To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

    To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

    Distribution of any remaining funds to the non-offered certificates.

Interest Accrual Period: Classes A-I-2 through Class A-I-8 Certificates and Class M-I Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

Class A-I-1, Class A-II and Class M-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

Pass-Through Rates: Group I Pass-Through Rates:

    On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Group I Net WAC Cap Rate.

    On each Distribution Date, for the Class A-I-2 and Class A-I-3 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupons.

    On each Distribution Date, for the Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7 and Class A-I-8 Certificates, interest will accrue at a fixed rate, equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.

    The fixed rate coupon on the Class A-I-6 and the Class M-I Certificates will increase by 0.50% per annum for any Distribution Date beginning on or after the second Distribution Date after the first possible related Optional Call Date.

    The fixed rate coupon on the Class A-I-8 Certificates will increase by 1.00% per annum for any Distribution Date beginning on or after the second Distribution Date after the first possible related Optional Call Date.

    On each Distribution Date, for the Class M-I Certificates, interest will accrue at a fixed rate, equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.

Group II Pass-Through Rates:

    The Class A-II-A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-A Margin"), and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II-A Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

    The Class A-II-B Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-B Margin"), and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II-B Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

    The Class M-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus the related Class M-II Margin, and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 1.5 times the related Class M-II Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

Group I Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Group I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon (the "Group I Net WAC Cap Shortfall Carry-Forward Amount").

Group II Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Group II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of [14.00]% (the "Group II Basis Risk Shortfall Carry-Forward Amount").

Weighted Average Master servicing fee and sub-servicing fee of approximately:

Monthly Fees: [0.330]% for Group I

[0.481]% for Group II

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

Eligible Master Servicing

Compensation: For either loan group and any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date and either loan group, the excess, if any, of the aggregate stated principal balance of the mortgage loans in the related loan group before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate principal balance of the related Class A Certificates and related Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Group I Required

Overcollateralization Amount: With respect to any Distribution Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, 2.05% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) 4.10% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group I.

Trigger Event: A Trigger Event is in effect with respect to either loan group on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds 50% of the Group I Senior Enhancement Percentage or 45% of the Group II Senior Enhancement Percentage, respectively, or (ii) cumulative realized losses on the related mortgage loans as a percentage of the initial aggregate principal balance of the related mortgage loans as of the Cut-off Date exceed the following amounts:

	Group I Loans	Group II Loans
Months 37-48	[1.30]% in the first month plus an additional 1/12th of [0.85]% for every month thereafter	[4.40]% in the first month plus an additional 1/12th of [2.15]% for every month thereafter
Months 49-60	[2.15]% in the first month plus an additional 1/12th of [0.60]% for every month thereafter	[6.55]% in the first month plus an additional 1/12th of [1.75]% for every month thereafter
Months 61-72	[2.75]% in the first month plus an additional 1/12th of [0.35]% for every month thereafter	[8.30]% in the first month plus an additional 1/12th of [0.45]% for every month thereafter
Months 73-84	[3.10]% in the first month plus an additional 1/12th of [0.25]% for every month thereafter	[8.75]%
Months 85 and thereafter	[3.35%]	[8.75]%

Sixty-Plus Delinquency

Percentage: With respect to any distribution date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that distribution date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that distribution date.

Group I Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate principal balance of the Class M-I-1, Class M-I-2 and Class M-I-3Certificates and (ii) the related Overcollateralization Amount, in each case prior to the distribution of the Group I Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date.

Overcollateralization Floor: As to either loan group, an amount equal to 0.50% of the aggregate stated principal balance of the related mortgage loans as of the Cut-Off Date.

Overcollateralization

Increase Amount: With respect to any Distribution Date and either loan group, an amount equal to the lesser of (i) available excess cash flow from the related mortgage loans available for payment of Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the related Required Overcollateralization Amount for that Distribution Date over (y) the related Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the related Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the related Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the related mortgage loans for that Distribution Date.

Excess

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount.

Group I Principal

Distribution Amount: As to any Distribution Date, the lesser of (i) the aggregate principal balance of the Class A-I and Class M-I Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group I Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

Class A-I Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the Group I Principal Distribution Amount for that Distribution Date or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

    the Group I Principal Distribution Amount for that Distribution Date; and

    the excess, if any, of (A) the aggregate principal balance of the Class A-I Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Priority of Class A-I

Principal Distributions: Class A-I Principal Distribution Amount will be distributed concurrently to (a) the Class A-I-1 through Class A-I-7 Certificates and (b) the Class A-I-8 Certificates, pro-rata based upon their respective aggregate certificate balances.

Class A-I Principal Distribution Amount payable under clause (a) above will be distributed to the Class A-I-1 through Class A-I-7 Certificates as follows: first to the Class A-I-7 Certificates in an amount equal to the Class A-I-7 Lockout Distribution Amount for that distribution date (refer to the underlying table), and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6 and Class A-I-7 Certificates, in that order, in each case until paid in full. Class A-I Principal Distribution Amount payable to the Class A-I-8 Certificates will be distributed to the Class A-I-8 Certificates until paid in full.

Class A-I-7 Lockout

Distribution Amount: For any Distribution Date, the product of (x) the Class A-I-7 Lockout Percentage for that Distribution Date and (y) the Class A-I-7 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-7 Lockout Distribution Amount for a Distribution Date exceed the Group I Principal Distribution Amount for that Distribution Date.

Class A-I-7

Pro Rata Distribution Amount: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-7 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the aggregate Class A-I-1 Certificates through Class A-I-7 Certificates immediately prior to that Distribution Date and (y) the principal distribution amount for Loan Group I for that Distribution Date.

Class A-I-7 Lockout Percentage

Distribution Dates	Lockout Percentage
October 2003 through and including September 2006	0%
October 2006 through and including September 2008	45%
October 2008 through and including September 2009	80%
October 2009 through and including September 2010	100%
October 2010 and thereafter	300%

Class M-I-1

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-2

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I Certificates and Class M-I-1 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount and Class M-I-1 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-3

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I, Class M-I-1 and Class M-I-2 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Group I

Subordination Percentage: As to any class of Class A-I or Class M-I Certificates, the respective percentage set forth below:

Class	Percentage
A-I	[78.90]%
M-I-1	[85.90]%
M-I-2	[91.40]%
M-I-3	[95.90]%

Group I Stepdown Date: The Distribution Date which is the later to occur of (x) the Distribution Date in October 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

Group II Required

Overcollateralization Amount: With respect to any Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, 4.10% of the aggregate stated principal balance of the Group II Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) 8.20% of the aggregate stated principal balance of the Group II Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group II.

Group II Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate principal balance of the Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates and (ii) the Group II Overcollateralization Amount, in each case prior to the distribution of the Group II Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date.

Group II Principal

Distribution Amount: As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-II and Class M-II Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group II Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

Class A-II Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the Group II Principal Distribution Amount for that Distribution Date or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the Group II Principal Distribution Amount for that Distribution Date; and

    the excess, if any, of (A) the principal balance of the Class A-II Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Group II Principal

Allocation Amount: With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date on the Group II Loans and (b) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by excess cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cashflow to cover all realized losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available excess cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Group II-A Loans and Group II-B Loans, respectively.

Class A-II-A Principal

Distribution Amount: On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

Class A-II-B Principal

Distribution Amount: On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

Class A-II

Principal Distributions: The Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates as follows:

    The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero and then to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero.

    The Class A-II-B Principal Distribution Amount will be paid to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero and then to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero.

Class M-II-1

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the principal balance of the Class A-II Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-2

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II Certificates and Class M-II-1 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount and Class M-II-1 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-3

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II, Class M-II-1 and Class M-II-2 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-4

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II, Class M-II-1, Class M-II-2 and Class M-II-3 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-5

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II, Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Group II

Subordination Percentage: As to any class of Class A-II or Class M-II Certificates, the respective percentage set forth below:

Class	Percentage
A-II	[56.30]%
M-II-1	[70.80]%
M-II-2	[82.80]%
M-II-3	[85.80]%
M-II-4	[88.80]%
M-II-5	[91.80]%

Group II Stepdown

Date: The Distribution Date which is the later to occur of (x) the Distribution Date in October 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

RAMP Series 2003-RS8 - Collateral Characteristics (Group I Loans)

Summary Report
	Alternet	Expanded Criteria	Home Solution
	Exceptions	Exceptions	Exceptions	Jumbo A	Seasoned
	(Subprime)	(Alt-A)	(1st Lien High LTV)	Exceptions	Loans	Total
Shelf	RASC	RALI	RAMP-RZ	RFMSI

Percent of Total	19.44%	65.58%	4.20%	7.61%	3.17%	100.00%
Principal Balance ($)	$135,539,598	$457,187,052	$29,258,077	$53,065,842	$22,116,556	$697,167,125
Number of Loans	1,042	2,561	227	124	122	4,076
Average Balance ($)	$130,076	$178,519	$128,890	$427,950	$181,283	$171,042

WA Mortgage Rate	7.83%	6.62%	7.11%	5.61%	7.65%	6.83%
WA Age (mos)	2	1	2	1	86	4
WA Remaining Term to
Maturity (mos)	341	341	356	334	170	336

WA Credit Score	657	695	707	714	687	689
WA Original LTV	95.26%	82.83%	99.36%	72.50%	70.36%	84.76%

Original LTV>80% w/MI	0.06%	92.45%	0.00%	65.10%	78.71%	54.00%

Purchase	41.63%	57.66%	64.97%	26.24%	36.40%	51.78%
Equity Refinance	49.77%	27.93%	25.76%	28.16%	22.33%	31.93%
Rate/Term Refinance	8.60%	14.41%	9.27%	45.60%	41.27%	16.29%

Prepayment Penalty	81.27%	35.83%	53.17%	2.51%	0.00%	41.72%

Serviced by HomeComings	100.00%	94.06%	100.00%	98.66%	27.58%	93.70%

Current	98.13%	99.93%	100.00%	100.00%	86.64%	99.17%
30 to 59 Days Delinquent	1.87%	0.07%	0.00%	0.00%	11.08%	0.76%
60 to 89 Days Delinquent	0.00%	0.00%	0.00%	0.00%	2.28%	0.07%

Credit Score Distribution of the Group I Loans
				Weighted
			Average	Average
	Number of	Principal	Principal	Original	% of Principal
Range of Credit Scores	Loans	Balance	Balance	LTV	Balance
499 or less	3	$178,290	$59,430	67.74%	0.03%
500 to 519	8	1,230,410	153,801	74.45	0.18
520 to 539	4	784,970	196,242	72.01	0.11
540 to 559	29	3,583,499	123,569	84.97	0.51
560 to 579	70	7,914,322	113,062	90.26	1.14
580 to 599	87	10,697,461	122,959	89.98	1.53
600 to 619	202	27,859,761	137,920	87.63	4.00
620 to 639	464	73,386,175	158,160	87.19	10.53
640 to 659	537	87,045,635	162,096	86.19	12.49
660 to 679	591	98,140,794	166,059	83.26	14.08
680 to 699	491	87,972,050	179,169	86.72	12.62
700 to 719	481	85,304,661	177,349	84.95	12.24
720 to 739	385	73,393,950	190,634	83.72	10.53
740 to 759	331	63,450,373	191,693	83.86	9.10
760 or greater	393	76,224,773	193,956	79.97	10.93
Total:	4,076	$697,167,125	$171,042	84.76%	100.00%

Original Mortgage Loan Principal Balances of the Group I Loans
			Weighted	Weighted
			Average	Average
Original Mortgage	Number of	Principal	Original	FICO	% of Principal
Amount ($)	Loans	Balance	LTV	Score	Balance
0 to 100,000	1,219	$88,830,603	88.90%	675	12.74%
100,001 to 200,000	1,746	247,634,834	89.51	684	35.52
200,001 to 300,000	582	140,972,753	85.40	688	20.22
300,001 to 400,000	272	90,486,694	80.53	696	12.98
400,001 to 500,000	153	66,700,971	79.42	698	9.57
500,001 to 600,000	65	33,860,345	74.42	707	4.86
600,001 to 700,000	22	13,206,831	74.34	729	1.89
700,001 to 800,000	7	5,169,006	73.37	696	0.74
800,001 to 900,000	1	845,591	80.00	704	0.12
900,001 to 1,000,000	6	5,798,250	50.64	727	0.83
1,000,001 to 1,100,000	1	1,098,931	40.00	737	0.16
1,100,001 to 1,200,000	1	1,198,655	35.00	778	0.17
1,300,001 to 1,400,000	1	1,363,660	57.00	720	0.20
Total:	4,076	$697,167,125	84.76%	689	100.00%

Mortgage Rates of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
4.500 to 4.999	27	$7,824,890	$289,811	68.94%	725	1.12%
5.000 to 5.499	88	24,603,912	279,590	69.23	720	3.53
5.500 to 5.999	493	128,298,745	260,241	75.53	713	18.40
6.000 to 6.499	594	112,004,834	188,560	80.37	705	16.07
6.500 to 6.999	855	137,758,764	161,121	87.32	698	19.76
7.000 to 7.499	672	101,021,636	150,330	89.40	687	14.49
7.500 to 7.999	692	107,424,296	155,237	91.46	669	15.41
8.000 to 8.499	216	30,233,218	139,969	91.33	649	4.34
8.500 to 8.999	206	24,405,506	118,473	92.98	636	3.50
9.000 to 9.499	81	9,189,524	113,451	94.00	616	1.32
9.500 to 9.999	80	8,273,788	103,422	94.32	601	1.19
10.000 to 10.499	30	3,169,205	105,640	97.40	595	0.45
10.500 to 10.999	19	1,596,134	84,007	97.61	587	0.23
11.000 to 11.499	12	839,057	69,921	95.80	568	0.12
11.500 to 11.999	5	375,207	75,041	98.99	585	0.05
12.500 to 12.999	1	8,819	8,819	105.00	769	0.01
14.000 to 14.499	1	24,584	24,584	130.00	621	0.01
14.500 to 14.999	2	36,107	18,053	98.52	668	0.01
15.000 to 15.499	1	49,771	49,771	67.00	555	0.01
16.500 to 16.999	1	29,127	29,127	105.00	561	0.01
Total:	4,076	$697,167,125	$171,042	84.76%	689	100.00%

Net Mortgage Rates of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
4.000 to 4.499	16	$3,689,643	$230,603	62.76%	723	0.53%
4.500 to 4.999	56	17,415,597	310,993	71.65	721	2.50
5.000 to 5.499	292	85,934,331	294,296	72.78	718	12.33
5.500 to 5.999	680	138,905,419	204,273	79.11	706	19.92
6.000 to 6.499	757	125,260,407	165,469	86.27	699	17.97
6.500 to 6.999	784	119,472,678	152,389	89.08	690	17.14
7.000 to 7.499	720	111,853,568	155,352	90.64	675	16.04
7.500 to 7.999	321	45,379,962	141,371	91.97	649	6.51
8.000 to 8.499	214	24,879,372	116,259	92.67	643	3.57
8.500 to 8.999	98	11,280,483	115,107	92.94	617	1.62
9.000 to 9.499	71	7,448,758	104,912	94.53	605	1.07
9.500 to 9.999	28	3,121,675	111,488	98.12	590	0.45
10.000 to 10.499	17	1,208,544	71,091	96.84	593	0.17
10.500 to 10.999	12	896,040	74,670	96.07	571	0.13
11.000 to 11.499	4	272,240	68,060	98.61	583	0.04
11.500 to 11.999	1	8,819	8,819	105	769	0.01
13.000 to 13.499	1	24,584	24,584	130	621	0.01
14.000 to 14.499	2	36,107	18,053	98.52	668	0.01
14.500 to 14.999	1	49,771	49,771	67	555	0.01
16.000 to 16.499	1	29,127	29,127	105	561	0.01
Total:	4,076	$697,167,125	$171,042	84.76%	689	100%
Original Loan-to-Value Ratios of the Group I Loans
				Weighted
			Average	Average
Original Loan-to-Value	Number of	Principal	Principal	FICO	% of Principal
Ratio (%)	Loans	Balance	Balance	Score	Balance
0.01 to 50.00	92	$18,624,648	$202,442	708	2.67%
50.01 to 55.00	48	11,688,660	243,514	696	1.68
55.01 to 60.00	75	19,536,234	260,483	714	2.80
60.01 to 65.00	70	15,045,711	214,939	693	2.16
65.01 to 70.00	141	28,102,690	199,310	684	4.03
70.01 to 75.00	181	41,067,163	226,890	695	5.89
75.01 to 80.00	861	182,039,839	211,428	701	26.11
80.01 to 85.00	145	23,478,588	161,921	678	3.37
85.01 to 90.00	589	93,998,084	159,589	676	13.48
90.01 to 95.00	811	123,818,860	152,674	676	17.76
95.01 to 100.00	997	131,794,930	132,192	689	18.90
100.01 to 105.00	62	7,466,026	120,420	697	1.07
105.01 to 110.00	3	481,109	160,370	733	0.07
125.01 to 130.0	1	24,584	24,584	621	0.01
Total:	4,076	$697,167,125	$171,042	689	100.00%

Geographical Distribution of Mortgaged Properties of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
State	Loans	Balance	Balance	LTV	Score	Balance
California	425	$121,623,128	$286,172	75.14%	707	17.45%
Florida	691	101,192,439	146,443	85.65	684	14.51
New York	174	39,346,800	226,131	84.43	675	5.64
Illinois	201	35,627,634	177,252	87.69	686	5.11
New Jersey	121	29,611,173	244,720	82.60	689	4.25
Texas	197	24,065,039	122,158	89.64	678	3.45
Virginia	114	23,210,221	203,598	82.41	706	3.33
Arizona	133	22,871,277	171,964	82.12	698	3.28
Massachusetts	74	22,556,931	304,823	80.21	701	3.24
Other (1)	1,946	277,062,481	142,375	88.92	684	39.74
Total:	4,076	697,167,125	171,042	84.76%	689	100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.
Mortgage Loan Purpose of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Loan	Number of	Principal	Principal	Original	FICO	% of Principal
Purpose	Loans	Balance	Balance	LTV	Score	Balance
Purchase	2,226	$361,000,649	$162,175	89.78%	695	51.78%
Rate/Term Refinance	541	113,591,488	209,966	75.18	695	16.29
Equity Refinance	1,309	222,574,988	170,034	81.51	677	31.93
Total:	4,076	$697,167,125	$171,042	84.76%	689	100.00%

Occupancy Type of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Occupancy	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Primary Residence	3,338	$602,634,143	$180,537	84.95%	686	86.44%
Non Owner-occupied	668	78,962,080	118,207	84.73	710	11.33
Second/Vacation	70	15,570,903	222,441	77.39	715	2.23
Total:	4,076	$697,167,125	$171,042	84.76%	689	100.00%
Mortgaged Property Types of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Property	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Single-family detached	2,897	$468,174,268	$161,607	84.99%	688	67.15%
Planned Unit Developments (detached)	526	110,668,120	210,396	83.33	690	15.87
Two- to four-family units	341	70,711,360	207,365	85.67	696	10.14
Condo Low-Rise (less than 5 stories)	200	31,439,579	157,198	84.21	698	4.51
Planned Unit Developments (attached)	71	9,790,081	137,888	87.78	695	1.40
Townhouse	13	2,294,076	176,467	83.67	680	0.33
Condo High-Rise (9 stories or more)	6	1,813,507	302,251	80.61	700	0.26
Condo Mid-Rise (5 to 8 stories)	6	985,582	164,264	84.16	693	0.14
Manufactured Home	5	605,921	121,184	83.99	614	0.09
Co-op	9	519,655	57,739	57.01	716	0.07
Townhouse (2 to 4 family units)	2	164,977	82,489	88.21	712	0.02
Total:	4,076	$697,167,125	$171,042	84.76%	689	100.00%
Mortgage Loan Documentation Types of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
Documentation Type	Loans	Balance	Balance	LTV	Score	Balance
Reduced Documentation	2,147	$383,738,541	$178,732	82.70%	687	55.04%
Full Documentation	1,929	313,428,584	162,482	87.29	693	44.96
Total:	4,076	$697,167,125	$171,042	84.76%	689	100.00%

Prepayment Penalty Terms of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Prepayment	Number of	Principal	Principal	Original	FICO	% of Principal
Penalty Term	Loans	Balance	Balance	LTV	Score	Balance
None	2,151	$406,327,501	$188,902	81.26%	700	58.28%
12 Months	249	53,709,602	215,701	86.23	670	7.70
24 Months	104	17,095,630	164,381	90.33	674	2.45
36 Months	1,028	139,630,541	135,827	93.78	672	20.03
48 Months	2	173,866	86,933	93.14	585	0.02
60 Months	536	78,974,668	147,341	84.38	686	11.33
Other (1)	6	1,255,318	209,220	97.56	643	0.18
Total:	4,076	$697,167,125	$171,042	84.76%	689	100%

(1) Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.

RAMP Series 2003-RS8 - Collateral Characteristics (Group II-A Loans)

Summary Report
	Alternet Exceptions (Subprime)	Expanded Criteria Exceptions (Alt-A)	Jumbo A Exceptions	Seasoned	Total
Shelf	RASC	RALI	RFMSI	Loans

Percent of Total:	87.76%	10.57%	1.58%	0.09%	100.00%
Principal Balance ($)	$348,972,428	$42,033,217	$6,288,016	$364,310	$397,657,970
Number of Loans	2,497	235	30	3	2,765
Average Balance ($)	$139,757	$178,865	$209,601	$121,437	$143,818

WA Mortgage Rate	7.81%	4.98%	4.73%	6.16%	7.46%
WA Age (mos)	1	1	1	155	2
WA Remaining Term to
Maturity (mos)	359	359	359	205	358

WA Margin	7.71%	3.41%	2.34%	3.58%	7.17%
WA Lifetime Cap	14.01%	10.93%	10.19%	14.63%	13.63%
WA Next Rate Adj (mos)	25	34	56	4	26
WA Rate Reset Frequency (mos)	6	10	12	6	7

WA Credit Score	631	710	714	594	641
WA Original LTV	94.80%	78.18%	81.48%	84.25%	92.82%

Original LTV > 80% w/ MI	0.00%	81.75%	100.00%	70.21%	3.63%

Purchase	59.91%	34.95%	32.34%	85.13%	56.86%
Equity Refinance	35.46%	38.37%	22.02%	0.00%	35.53%
Rate/Term Refinance	4.63%	26.67%	45.64%	14.87%	7.61%

Prepayment Penalty	78.94%	6.76%	0.00%	0.00%	69.99%

Serviced by HomeComings	100.00%	100.00%	100.00%	0.00%	99.91%

Current	99.70%	99.32%	100.00%	64.94%	99.64%
30 to 59 Days Delinquent	0.24%	0.68%	0.00%	35.06%	0.32%
60 to 89 Days Delinquent	0.05%	0.00%	0.00%	0.00%	0.05%

Credit Score Distribution of the Group II-A Loans
				Weighted
			Average	Average
	Number of	Principal	Principal	Original	% of Principal
Range of Credit Scores	Loans	Balance	Balance	LTV	Balance
500 to 519	13	$1,678,091	$129,084	82.50%	0.42%
520 to 539	18	2,493,878	138,549	84.09	0.63
540 to 559	72	8,422,654	116,981	89.81	2.12
560 to 579	302	38,157,109	126,348	94.38	9.60
580 to 599	312	40,007,999	128,231	95.65	10.06
600 to 619	449	61,341,765	136,619	94.37	15.43
620 to 639	467	66,061,136	141,459	94.45	16.61
640 to 659	343	52,081,637	151,842	93.97	13.10
660 to 679	242	37,786,764	156,144	93.87	9.50
680 to 699	168	25,899,106	154,161	90.10	6.51
700 to 719	145	24,503,580	168,990	88.30	6.16
720 to 739	113	19,045,839	168,547	88.72	4.79
740 to 759	51	8,970,015	175,883	87.25	2.26
760 or greater	70	11,208,396	160,120	83.72	2.82
Total:	2,765	$397,657,970	$143,818	92.82%	100.00%
Original Mortgage Loan Principal Balances of the Group II-A Loans
			Weighted	Weighted
			Average	Average
Original Mortgage	Number of	Principal	Original	FICO	% of Principal
Amount ($)	Loans	Balance	LTV	Score	Balance
0 to 100,000	830	$63,898,799	93.80%	627	16.07%
100,001 to 200,000	1,402	199,049,360	94.13	636	50.06
200,001 to 300,000	463	112,331,807	91.38	651	28.25
300,001 to 400,000	69	21,890,454	85.68	669	5.50
400,001 to 500,000	1	487,550	80.00	655	0.12
Total:	2,765	$397,657,970	92.82%	641	100.00%

Mortgage Rates of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
3.500 to 3.999	9	$1,752,770	$194,752	69.62%	731	0.44%
4.000 to 4.499	48	9,878,094	205,794	75.62	720	2.48
4.500 to 4.999	96	18,422,953	191,906	79.14	709	4.63
5.000 to 5.499	78	13,698,160	175,617	78.34	710	3.44
5.500 to 5.999	56	9,245,784	165,103	91.45	688	2.33
6.000 to 6.499	138	23,095,477	167,359	95.15	674	5.81
6.500 to 6.999	336	53,445,236	159,063	95.36	656	13.44
7.000 to 7.499	315	45,582,950	144,708	93.21	650	11.46
7.500 to 7.999	559	82,886,037	148,276	94.51	631	20.84
8.000 to 8.499	352	46,939,680	133,351	94.98	618	11.80
8.500 to 8.999	416	51,471,712	123,730	95.05	606	12.94
9.000 to 9.499	179	20,509,537	114,578	95.17	600	5.16
9.500 to 9.999	135	15,662,139	116,016	95.55	589	3.94
10.000 to 10.499	34	3,996,354	117,540	97.47	583	1.00
10.500 to 10.999	12	912,948	76,079	93.23	562	0.23
11.000 to 11.499	2	158,137	79,068	95.31	562	0.04
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%
Net Mortgage Rates of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
3.000 to 3.499	4	$475,266	$118,817	32.43%	744	0.12%
3.500 to 3.999	36	7,418,976	206,083	77.49	720	1.87
4.000 to 4.499	87	16,957,496	194,914	78.14	714	4.26
4.500 to 4.999	93	17,437,784	187,503	78.90	707	4.39
5.000 to 5.499	58	9,543,193	164,538	88.33	688	2.40
5.500 to 5.999	148	25,672,939	173,466	94.70	673	6.46
6.000 to 6.499	330	51,932,923	157,372	95.28	655	13.06
6.500 to 6.999	382	54,286,417	142,111	93.44	646	13.65
7.000 to 7.499	521	77,553,623	148,855	94.65	631	19.50
7.500 to 7.999	402	52,229,762	129,925	95.20	618	13.13
8.000 to 8.499	378	46,939,336	124,178	94.90	606	11.80
8.500 to 8.999	168	19,651,658	116,974	95.40	599	4.94
9.000 to 9.499	117	13,169,025	112,556	95.53	587	3.31
9.500 to 9.999	30	3,553,732	118,458	97.63	586	0.89
10.000 to 10.499	10	751,927	75,193	91.17	552	0.19
10.500 to 10.999	1	83,913	83,913	100.00	577	0.02
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%

Original Loan-to-Value Ratios of the Group II-A Loans
				Weighted
			Average	Average	% of
Original Loan-to-Value	Number of	Principal	Principal	FICO	Principal
Ratio (%)	Loans	Balance	Balance	Score	Balance
0.01 to 50.00	17	$2,695,970	$158,586	724	0.68%
50.01 to 55.00	3	755,285	251,762	687	0.19
55.01 to 60.00	9	1,426,352	158,484	696	0.36
60.01 to 65.00	14	2,229,378	159,241	713	0.56
65.01 to 70.00	23	3,180,823	138,297	669	0.80
70.01 to 75.00	32	5,714,040	178,564	680	1.44
75.01 to 80.00	152	28,720,867	188,953	694	7.22
80.01 to 85.00	104	15,697,445	150,937	602	3.95
85.01 to 90.00	448	67,039,011	149,641	637	16.86
90.01 to 95.00	1,031	143,000,034	138,700	626	35.96
95.01 to 100.00	932	127,198,765	136,479	646	31.99
Total:	2,765	$397,657,970	$143,818	641	100.00%
Geographical Distribution of Mortgaged Properties of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
State	Loans	Balance	Balance	LTV	Score	Balance
California	222	$48,765,629	$219,665	88.17%	658	12.26%
Florida	282	38,624,237	136,965	93.61	631	9.71
Illinois	152	25,500,289	167,765	91.39	651	6.41
Michigan	175	23,077,264	131,870	90.88	653	5.80
Texas	188	22,405,738	119,179	93.95	627	5.63
Colorado	101	17,698,479	175,232	90.31	653	4.45
Ohio	144	16,900,443	117,364	95.90	637	4.25
Missouri	120	14,119,692	117,664	95.17	637	3.55
Arizona	96	13,575,469	141,411	94.60	636	3.41
Virginia	85	12,599,904	148,234	94.49	635	3.17
Other	1,200	164,390,826	136,992	93.83	637	41.34
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

Mortgage Loan Purpose of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Loan	Number of	Principal	Principal	Original	FICO	% of Principal
Purpose	Loans	Balance	Balance	LTV	Score	Balance
Purchase	1,651	$226,102,898	$136,949	95.01%	642	56.86%
Equity Refinance	918	141,275,752	153,895	90.84	634	35.53
Rate/Term Refinance	196	30,279,321	154,486	85.70	665	7.61
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%
Occupancy Type of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Occupancy	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Primary Residence	2,569	$374,794,879	$145,891	93.29%	638	94.25%
Non Owner-occupied	183	20,665,664	112,927	85.05	679	5.20
Second/Vacation	13	2,197,428	169,033	86.03	715	0.55
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%
Mortgaged Property Types of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Property	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Single-family detached	2,260	$312,987,047	$138,490	93.37%	638	78.71%
Planned Unit Developments (detached)	178	30,824,226	173,170	92.20	639	7.75
Two- to four-family units	105	19,765,221	188,240	88.35	649	4.97
Condo Low-Rise (less than 5 stories)	129	19,708,524	152,779	91.23	664	4.96
Planned Unit Developments (attached)	60	9,202,455	153,374	92.33	653	2.31
Townhouse	18	3,117,751	173,208	91.91	648	0.78
Condo High-Rise (9 stories or more)	4	937,678	234,419	80.00	720	0.24
Manufactured Home	9	885,450	98,383	84.13	611	0.22
Condo Mid-Rise (5 to 8 stories)	2	229,618	114,809	60.31	731	0.06
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%
Mortgage Loan Documentation Types of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
Documentation Type	Loans	Balance	Balance	LTV	Score	Balance
Full Documentation	1,739	$232,513,738	$133,705	95.65%	627	58.47%
Reduced Documentation	1,026	165,144,232	160,959	88.83	660	41.53
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%

Prepayment Penalty Terms of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Prepayment	Number of	Principal	Principal	Original	FICO	% of Principal
Penalty Term	Loans	Balance	Balance	LTV	Score	Balance
None	787	$119,330,353	$151,627	87.30%	662	30.01%
12 Months	71	13,011,725	183,264	94.02	655	3.27
24 Months	1,351	195,238,058	144,514	95.13	634	49.10
36 Months	542	67,480,026	124,502	95.54	621	16.97
Other (1)	14	2,597,807	185,558	95.83	660	0.65
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%

(1Not 0, 12, 24 and 36 months and not more than 36 months.
Index Types of the Group II-A Mortgage Loans
				Weighted	Weighted
			Average	Average	Average
Index	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Libor - 1 Year	173	$32,826,711	$189,750	76.71%	714	8.26%
Libor - 6 Month	2,569	361,417,846	140,684	94.34	634	90.89
Other	6	827,351	137,892	90.51	613	0.21
Treasury - 1 Year	17	2,586,062	152,121	85.39	689	0.65
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%

Maximum Mortgage Rates (%) of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
8.000 to 8.999	1	$84,000	$84,000	35.00%	790	0.02%
9.000 to 9.999	19	4,071,589	214,294	77.34	720	1.02
10.000 to 10.999	148	28,763,635	194,349	77.90	713	7.23
11.000 to 11.999	119	20,033,679	168,350	83.77	699	5.04
12.000 to 12.999	379	57,355,894	151,335	95.90	663	14.42
13.000 to 13.999	800	119,251,316	149,064	94.31	640	29.99
14.000 to 14.999	822	109,788,506	133,563	94.63	618	27.61
15.000 to 15.999	387	48,536,233	125,417	95.00	606	12.21
16.000 to 16.999	79	8,719,195	110,370	94.97	589	2.19
17.000 to 17.999	11	1,053,923	95,811	92.94	582	0.27
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%

Next Interest Rate Adjustment Date of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Original	FICO	% of Principal
Adjustment Date	Loans	Balance	Balance	LTV	Score	Balance
November 2003	1	$127,710	$127,710	90.00%	549	0.03%
February 2004	2	135,833	67,917	91.01	585	0.03
March 2004	1	182,415	182,415	80.00	644	0.05
April 2004	2	124,175	62,087	79.01	638	0.03
October 2004	2	335,617	167,808	96.92	631	0.08
November 2004	2	144,862	72,431	75.45	637	0.04
December 2004	3	493,064	164,355	91.92	669	0.12
January 2005	1	39,800	39,800	65.00	507	0.01
February 2005	2	223,079	111,540	90.01	534	0.06
March 2005	1	226,157	226,157	95.00	670	0.06
April 2005	14	1,994,627	142,473	87.02	613	0.50
May 2005	25	3,471,531	138,861	92.28	607	0.87
June 2005	112	16,030,576	143,130	93.87	638	4.03
July 2005	795	117,237,936	147,469	95.64	641	29.48
August 2005	933	130,486,483	139,857	93.79	627	32.81
September 2005	151	21,128,040	139,921	93.09	632	5.31
January 2006	4	510,185	127,546	100.00	618	0.13
May 2006	11	1,447,979	131,634	82.25	685	0.36
June 2006	24	4,644,504	193,521	84.63	713	1.17
July 2006	196	28,812,436	147,002	90.62	666	7.25
August 2006	323	45,516,587	140,918	90.17	644	11.45
September 2006	123	17,211,484	139,931	84.94	666	4.33
June 2008	1	259,220	259,220	100.00	733	0.07
July 2008	5	998,495	199,699	80.28	723	0.25
August 2008	17	3,191,820	187,754	82.53	703	0.80
September 2008	8	1,690,100	211,263	75.51	707	0.43
August 2010	2	379,555	189,778	80.00	713	0.10
September 2010	4	613,700	153,425	73.14	729	0.15
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%

Note Margin (%) of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Note	Number of	Principal	Principal	Original	FICO	% of Principal
Margin (%)	Loans	Balance	Balance	LTV	Score	Balance
0.000 to 0.499	2	$212,529	$106,264	90.00%	616	0.05%
1.500 to 1.999	1	119,815	119,815	100.00	637	0.03
2.000 to 2.499	30	6,301,833	210,061	80.68	709	1.58
2.500 to 2.999	15	2,629,935	175,329	82.05	703	0.66
3.000 to 3.499	195	35,894,955	184,077	76.89	713	9.03
3.500 to 3.999	5	851,270	170,254	78.31	719	0.21
4.000 to 4.499	3	559,635	186,545	87.28	697	0.14
4.500 to 4.999	10	1,580,069	158,007	86.78	637	0.40
5.000 to 5.499	64	12,090,544	188,915	88.23	650	3.04
5.500 to 5.999	86	15,832,421	184,098	95.16	676	3.98
6.000 to 6.499	161	24,785,954	153,950	95.64	657	6.23
6.500 to 6.999	312	51,807,996	166,051	95.91	659	13.03
7.000 to 7.499	230	32,412,357	140,923	93.89	635	8.15
7.500 to 7.999	397	56,077,409	141,253	93.88	634	14.10
8.000 to 8.499	474	63,265,057	133,471	94.90	625	15.91
8.500 to 8.999	372	46,583,111	125,223	94.69	607	11.71
9.000 to 9.499	212	24,829,517	117,120	95.99	602	6.24
9.500 to 9.999	116	13,764,418	118,659	96.74	589	3.46
10.000 to 10.499	56	5,759,231	102,843	98.69	579	1.45
10.500 to 10.999	19	1,757,788	92,515	98.23	587	0.44
11.000 to 11.499	3	361,890	120,630	93.38	584	0.09
11.500 to 11.999	2	180,237	90,119	94.98	558	0.05
Total:	2,765	$397,657,970	$143,818	92.82%	641	100.00%

RAMP Series 2003-RS8 - Collateral Characteristics (Group II-B Loans)

Summary Report

	Alternet Exceptions (Subprime)	Expanded Criteria Exceptions (Alt-A)	Jumbo A Exceptions	Total
Shelf	RASC	RALI	RFMSI

Percent of Total	78.82%	13.33%	7.84%	100.00%
Principal Balance ($)	$208,865,270	$35,323,916	$20,784,992	$264,974,178
Number of Loans	1,373	118	45	1,536
Average Balance ($)	$152,123	$299,355	$461,889	$172,509

WA Mortgage Rate	8.12%	5.23%	4.63%	7.46%
WA Age (mos)	1	2	1	1
WA Remaining Term to
Maturity (mos)	358	358	359	359

WA Margin	8.03%	3.44%	2.31%	6.97%
WA Lifetime Cap	14.31%	11.26%	10.18%	13.58%
WA Next Rate Adj (mos)	25	40	51	29
WA Rate Reset Frequency (mos)	6	9	12	7

WA Credit Score	623	713	712	642
WA Original LTV	97.08%	77.57%	72.77%	92.57%

Original LTV > 80% w/ MI	0.00%	62.50%	100.00%	3.78%

Purchase	70.97%	45.55%	45.54%	65.59%
Equity Refinance	25.40%	40.96%	19.66%	27.03%
Rate/Term Refinance	3.63%	13.49%	34.80%	7.39%

Prepayment Penalty	72.26%	32.86%	0.00%	61.34%

Serviced by HomeComings	100.00%	100.00%	100.00%	100.00%

Current	99.79%	99.60%	100.00%	99.78%
30 to 59 Days Delinquent	0.21%	0.40%	0.00%	0.22%
60 to 89 Days Delinquent	0.00%	0.00%	0.00%	0.00%

Credit Score Distribution of the Group II-B Loans
				Weighted
			Average	Average
	Number of	Principal	Principal	Original	% of Principal
Range of Credit Scores	Loans	Balance	Balance	LTV	Balance
500 to 519	1	$336,695	$336,695	70.00%	0.13%
520 to 539	1	416,295	416,295	85.00	0.16
540 to 559	16	1,513,846	94,615	98.10	0.57
560 to 579	138	17,633,601	127,780	98.04	6.65
580 to 599	309	40,001,258	129,454	98.30	15.10
600 to 619	329	48,665,827	147,920	98.09	18.37
620 to 639	249	41,717,108	167,539	96.90	15.74
640 to 659	190	31,437,191	165,459	96.23	11.86
660 to 679	91	19,134,113	210,265	89.72	7.22
680 to 699	89	22,613,506	254,084	84.58	8.53
700 to 719	31	10,663,605	343,987	78.29	4.02
720 to 739	38	13,460,205	354,216	75.82	5.08
740 to 759	33	9,958,562	301,775	76.83	3.76
760 or greater	21	7,422,366	353,446	76.79	2.80
Total:	1,536	$264,974,178	$172,509	92.57%	100.00%
Original Mortgage Loan Principal Balances of the Group II-B Loans
			Weighted	Weighted
			Average	Average
Original Mortgage	Number of	Principal	Original	FICO	% of Principal
Amount ($)	Loans	Balance	LTV	Score	Balance
0 to 100,000	469	$36,503,772	99.42%	614	13.78%
100,001 to 200,000	697	96,175,182	98.87	620	36.30
200,001 to 300,000	130	30,878,222	97.88	628	11.65
300,001 to 400,000	139	50,068,656	87.27	668	18.90
400,001 to 500,000	71	32,064,317	82.79	677	12.10
500,001 to 600,000	20	10,986,299	76.90	702	4.15
600,001 to 700,000	3	1,946,066	66.89	733	0.73
700,001 to 800,000	2	1,458,164	54.86	707	0.55
800,001 to 900,000	3	2,608,557	62.53	688	0.98
900,001 to 1,000,000	1	986,365	50.00	677	0.37
1,200,001 to 1,300,000	1	1,298,577	60.00	688	0.49
Total:	1,536	$264,974,178	92.57%	642	100.00%

Mortgage Rates of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
3.500 to 3.999	8	$3,012,544	$376,568	76.98%	736	1.14%
4.000 to 4.499	25	10,908,149	436,326	70.13	719	4.12
4.500 to 4.999	51	19,118,217	374,867	72.46	715	7.22
5.000 to 5.499	31	12,142,608	391,697	74.49	709	4.58
5.500 to 5.999	28	9,461,440	337,909	83.29	693	3.57
6.000 to 6.499	24	8,117,872	338,245	87.13	659	3.06
6.500 to 6.999	55	19,003,989	345,527	89.49	665	7.17
7.000 to 7.499	143	25,606,660	179,068	96.74	644	9.66
7.500 to 7.999	298	47,773,498	160,314	98.11	635	18.03
8.000 to 8.499	208	29,287,056	140,803	98.12	620	11.05
8.500 to 8.999	318	40,770,623	128,210	99.40	607	15.39
9.000 to 9.499	160	17,992,445	112,453	99.51	594	6.79
9.500 to 9.999	125	14,890,278	119,122	99.30	588	5.62
10.000 to 10.499	36	4,216,795	117,133	99.59	581	1.59
10.500 to 10.999	20	2,151,983	107,599	100.00	580	0.81
11.000 to 11.499	6	520,021	86,670	100.00	578	0.20
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%
Net Mortgage Rates of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
3.000 to 3.499	4	$1,258,276	$314,569	81.29%	715	0.47%
3.500 to 3.999	22	10,002,873	454,676	73.23	725	3.78
4.000 to 4.499	44	16,495,753	374,903	70.84	713	6.23
4.500 to 4.999	37	15,563,687	420,640	72.73	711	5.87
5.000 to 5.499	34	11,110,813	326,789	81.86	694	4.19
5.500 to 5.999	28	9,106,784	325,242	87.76	664	3.44
6.000 to 6.499	55	18,845,264	342,641	89.67	663	7.11
6.500 to 6.999	164	29,264,524	178,442	96.99	645	11.04
7.000 to 7.499	285	45,461,861	159,515	98.00	634	17.16
7.500 to 7.999	263	36,059,902	137,110	98.56	618	13.61
8.000 to 8.499	286	35,453,818	123,964	99.66	605	13.38
8.500 to 8.999	162	18,695,595	115,405	99.10	593	7.06
9.000 to 9.499	100	11,883,020	118,830	99.82	588	4.48
9.500 to 9.999	38	4,578,383	120,484	99.63	582	1.73
10.000 to 10.499	11	913,360	83,033	100.00	587	0.34
10.500 to 10.999	3	280,266	93,422	100.00	583	0.11
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%

Original Loan-to-Value Ratios of the Group II-B Loans
				Weighted
			Average	Average	% of
Original Loan-to-Value	Number of	Principal	Principal	FICO	Principal
Ratio (%)	Loans	Balance	Balance	Score	Balance
0.01 to 50.00	7	$4,060,836	$580,119	709	1.53%
50.01 to 55.00	4	2,261,864	565,466	723	0.85
55.01 to 60.00	4	3,199,364	799,841	707	1.21
60.01 to 65.00	4	1,709,762	427,440	690	0.65
65.01 to 70.00	19	8,098,746	426,250	706	3.06
70.01 to 75.00	24	9,654,327	402,264	702	3.64
75.01 to 80.00	69	26,243,387	380,339	704	9.90
80.01 to 85.00	12	4,227,198	352,266	622	1.60
85.01 to 90.00	75	22,359,550	298,127	656	8.44
90.01 to 95.00	124	22,038,579	177,730	643	8.32
95.01 to 100.00	1,192	160,719,307	134,832	619	60.65
100.01 to 105.00	1	147,904	147,904	666	0.06
105.01 to 110.00	1	253,354	253,354	615	0.10
Total:	1,536	$264,974,178	$172,509	642	100.00%
Geographical Distribution of Mortgaged Properties of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
State	Loans	Balance	Balance	LTV	Score	Balance
California	142	$54,721,990	$385,366	81.65%	681	20.65%
Georgia	240	35,431,646	147,632	95.11	631	13.37
Florida	105	17,034,656	162,235	93.51	657	6.43
Michigan	75	13,537,542	180,501	91.89	633	5.11
Texas	100	13,310,721	133,107	98.06	613	5.02
Colorado	42	9,197,276	218,983	92.25	639	3.47
Other (1)	832	121,740,347	146,323	96.11	630	45.94
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.
Mortgage Loan Purpose of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Loan	Number of	Principal	Principal	Original	FICO	% of Principal
Purpose	Loans	Balance	Balance	LTV	Score	Balance
Purchase	1,131	$173,789,232	$153,660	95.84%	636	65.59%
Equity Refinance	329	71,614,853	217,674	87.93	647	27.03
Rate/Term Refinance	76	19,570,094	257,501	80.53	676	7.39
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%

Occupancy Type of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Occupancy	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Primary Residence	1,461	$252,068,988	$172,532	92.94%	639	95.13%
Non Owner-occupied	67	11,329,203	169,093	84.83	691	4.28
Second/Vacation	8	1,575,987	196,998	89.12	729	0.59
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%
Mortgaged Property Types of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Property	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Single-family detached	1,295	$213,330,696	$164,734	92.72%	640	80.51%
Planned Unit Developments (detached)	142	34,027,461	239,630	91.04	650	12.84
Condo Low-Rise (less than 5 stories)	46	7,946,428	172,748	96.53	644	3.00
Two- to four-family units	17	3,345,964	196,821	91.50	670	1.26
Planned Unit Developments (attached)	17	3,207,718	188,689	93.21	635	1.21
Townhouse	15	1,922,314	128,154	99.37	616	0.73
Condo Mid-Rise (5 to 8 stories)	3	970,759	323,586	68.99	728	0.37
Condo High-Rise (9 stories or more)	1	222,839	222,839	100.00	630	0.08
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%
Mortgage Loan Documentation Types of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
Documentation Type	Loans	Balance	Balance	LTV	Score	Balance
Full Documentation	1,309	$196,176,793	$149,868	96.32%	628	74.04%
Reduced Documentation	227	68,797,385	303,072	81.90	681	25.96
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%
Prepayment Penalty Terms of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Prepayment	Number of	Principal	Principal	Original	FICO	% of Principal
Penalty Term	Loans	Balance	Balance	LTV	Score	Balance
None	493	$102,447,329	$207,804	85.37%	664	38.66%
12 Months	43	8,757,046	203,652	96.44	631	3.30
24 Months	678	110,018,723	162,270	97.12	627	41.52
36 Months	278	35,907,318	129,163	99.01	617	13.55
60 Months	42	7,411,245	176,458	88.44	702	2.80
Other (1)	2	432,517	216,259	100.00	658	0.16
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%

(1Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months

Index Types of the Group II-B Mortgage Loans
				Weighted	Weighted
			Average	Average	Average
Index	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Libor - 1 Year	84	$36,419,148	$433,561	72.09%	712	13.74%
Libor - 6 Month	1,441	223,994,973	155,444	96.38	629	84.53
Treasury - 1 Year	11	4,560,057	414,551	69.29	702	1.72
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%

Maximum Mortgage Rates (%) of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
9.000 to 9.999	20	$8,629,215	$431,461	71.58%	725	3.26%
10.000 to 10.999	71	27,063,711	381,179	73.36	718	10.21
11.000 to 11.999	52	18,871,169	362,907	77.08	700	7.12
12.000 to 12.999	62	20,653,450	333,120	89.31	668	7.79
13.000 to 13.999	354	59,766,741	168,833	96.76	637	22.56
14.000 to 14.999	560	79,904,293	142,686	98.45	619	30.16
15.000 to 15.999	335	40,132,723	119,799	99.46	599	15.15
16.000 to 16.999	73	9,113,477	124,842	99.07	584	3.44
17.000 to 17.999	9	839,398	93,266	100.00	585	0.32
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%

Next Interest Rate Adjustment Date of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Original	FICO	% of Principal
Adjustment Date	Loans	Balance	Balance	LTV	Score	Balance
February 2004	1	$107,784	$107,784	80.00%	746	0.04%
September 2004	1	588,000	588,000	80.00	681	0.22
January 2005	1	321,940	321,940	80.00	747	0.12
March 2005	3	689,222	229,741	91.88	688	0.26
April 2005	5	1,270,140	254,028	101.40	681	0.48
May 2005	16	2,270,450	141,903	96.69	624	0.86
June 2005	60	10,514,647	175,244	95.41	642	3.97
July 2005	432	68,140,464	157,733	97.00	629	25.72
August 2005	542	85,030,210	156,882	96.71	620	32.09
September 2005	92	13,447,127	146,164	97.26	619	5.07
November 2005	1	317,944	317,944	100.00	639	0.12
March 2006	1	118,471	118,471	100.00	637	0.04
April 2006	2	255,969	127,985	100.00	674	0.10
May 2006	7	1,777,625	253,946	81.75	691	0.67
June 2006	13	4,782,388	367,876	68.60	696	1.80
July 2006	77	13,233,850	171,868	91.97	665	4.99
August 2006	167	28,674,668	171,705	88.50	654	10.82
September 2006	52	12,123,683	233,148	83.15	682	4.58
September 2007	1	986,365	986,365	50.00	677	0.37
June 2008	1	122,353	122,353	99.00	760	0.05
August 2008	30	9,870,300	329,010	71.33	718	3.73
September 2008	9	4,734,803	526,089	72.87	721	1.79
June 2010	1	428,713	428,713	90.00	694	0.16
August 2010	18	4,149,060	230,503	84.85	696	1.57
September 2010	3	1,018,000	339,333	84.10	648	0.38
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%

Note Margin (%) of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Note	Number of	Principal	Principal	Original	FICO	% of Principal
Margin (%)	Loans	Balance	Balance	LTV	Score	Balance
1.000 to 1.499	2	$668,643	$334,322	76.94%	638	0.25%
2.000 to 2.499	48	22,137,206	461,192	71.46	713	8.35
2.500 to 2.999	41	10,116,643	246,747	80.72	711	3.82
3.000 to 3.499	53	20,849,094	393,379	73.03	715	7.87
4.500 to 4.999	2	833,097	416,548	87.37	632	0.31
5.000 to 5.499	17	6,403,712	376,689	86.12	627	2.42
5.500 to 5.999	20	6,319,417	315,971	93.88	661	2.38
6.000 to 6.499	28	8,297,441	296,337	93.31	671	3.13
6.500 to 6.999	131	25,302,165	193,146	96.93	653	9.55
7.000 to 7.499	129	20,879,484	161,856	97.71	638	7.88
7.500 to 7.999	191	31,470,201	164,765	95.59	631	11.88
8.000 to 8.499	209	30,354,885	145,239	98.30	624	11.46
8.500 to 8.999	220	29,521,297	134,188	98.78	614	11.14
9.000 to 9.499	170	20,238,598	119,051	99.34	601	7.64
9.500 to 9.999	160	18,460,890	115,381	99.90	589	6.97
10.000 to 10.499	80	9,438,030	117,975	99.89	587	3.56
10.500 to 10.999	28	2,836,163	101,292	100.00	582	1.07
11.000 to 11.499	7	847,210	121,030	97.98	605	0.32
Total:	1,536	$264,974,178	$172,509	92.57%	642	100.00%

Group I Net WAC Cap Analysis
Payment Date	Net WAC Cap (%) (1) (2)	Payment Date	Net WAC Cap (%) (1) (2)	Payment Date	Net WAC Cap (%) (1) (2)
09/29/2003		01/25/2007	6.293	05/25/2010	6.510
10/25/2003	7.496	02/25/2007	6.294	06/25/2010	6.300
11/25/2003	6.288	03/25/2007	6.968	07/25/2010	6.511
12/25/2003	6.498	04/25/2007	6.294	08/25/2010	6.301
01/25/2004	6.288	05/25/2007	6.504	09/25/2010	6.301
02/25/2004	6.289	06/25/2007	6.294	10/25/2010	6.511
03/25/2004	6.723	07/25/2007	6.504	11/25/2010	6.302
04/25/2004	6.289	08/25/2007	6.294	12/25/2010	6.512
05/25/2004	6.499	09/25/2007	6.295	01/25/2011	6.302
06/25/2004	6.289	10/25/2007	6.505	02/25/2011	6.302
07/25/2004	6.499	11/25/2007	6.295	03/25/2011	6.978
08/25/2004	6.290	12/25/2007	6.505	04/25/2011	6.303
09/25/2004	6.290	01/25/2008	6.295	05/25/2011	6.513
10/25/2004	6.499	02/25/2008	6.295	06/25/2011	6.303
11/25/2004	6.290	03/25/2008	6.730	07/25/2011	6.513
12/25/2004	6.500	04/25/2008	6.296	08/25/2011	6.304
01/25/2005	6.290	05/25/2008	6.506	09/25/2011	6.304
02/25/2005	6.290	06/25/2008	6.296	10/25/2011	6.514
03/25/2005	6.964	07/25/2008	6.506	11/25/2011	6.304
04/25/2005	6.291	08/25/2008	6.296	12/25/2011	6.515
05/25/2005	6.500	09/25/2008	6.297	01/25/2012	6.305
06/25/2005	6.291	10/25/2008	6.507	02/25/2012	6.305
07/25/2005	6.501	11/25/2008	6.297	03/25/2012	6.740
08/25/2005	6.291	12/25/2008	6.507	04/25/2012	6.305
09/25/2005	6.291	01/25/2009	6.297	05/25/2012	6.516
10/25/2005	6.501	02/25/2009	6.297	06/25/2012	6.306
11/25/2005	6.291	03/25/2009	6.972	07/25/2012	6.516
12/25/2005	6.501	04/25/2009	6.298	08/25/2012	6.306
01/25/2006	6.292	05/25/2009	6.508	09/25/2012	6.307
02/25/2006	6.292	06/25/2009	6.298	10/25/2012	6.517
03/25/2006	6.966	07/25/2009	6.508	11/25/2012	6.307
04/25/2006	6.292	08/25/2009	6.298	12/25/2012	6.518
05/25/2006	6.502	09/25/2009	6.299	01/25/2013	6.308
06/25/2006	6.292	10/25/2009	6.509	02/25/2013	6.308
07/25/2006	6.502	11/25/2009	6.299	03/25/2013	6.984
08/25/2006	6.293	12/25/2009	6.509	04/25/2013	6.309
09/25/2006	6.293	01/25/2010	6.299	05/25/2013	6.519
10/25/2006	6.503	02/25/2010	6.300
11/25/2006	6.293	03/25/2010	6.975
12/25/2006	6.503	04/25/2010	6.300

(1) Net WAC Cap = Weighted Average Net Mortgage Rate of Group I Loans In the case of the Class A-I-1 Certificates, the Net WAC Cap is further modified by multiplying by (30/Actual # of days).

(2) Assumes no losses, 10% optional call, Pricing Prepayment Speed Assumption, and 6 month LIBOR, 12 month LIBOR and 1Year CMT remain constant at 1.18%, 1.35% and 1.23%, respectively.

Group II Net WAC Cap Analysis (1)
Payment Date	Net WAC Cap (%) (2) (3)	Net WAC Cap Stress (%) (2) (4)	Payment Date	Net WAC Cap (%) (2) (3)	Net WAC Cap Stress (%) (2) (4)
09/29/2003			11/25/2007	7.622	12.166
10/25/2003	8.054	8.054	12/25/2007	7.876	12.578
11/25/2003	6.755	6.755	01/25/2008	7.623	12.172
12/25/2003	6.980	6.980	02/25/2008	7.623	12.173
01/25/2004	6.754	6.754	03/25/2008	8.149	13.181
02/25/2004	6.754	6.754	04/25/2008	7.621	12.339
03/25/2004	7.219	7.220	05/25/2008	7.875	12.752
04/25/2004	6.754	6.754	06/25/2008	7.621	12.341
05/25/2004	6.978	6.979	07/25/2008	7.876	12.753
06/25/2004	6.753	6.754	08/25/2008	7.622	12.342
07/25/2004	6.978	6.979	09/25/2008	7.619	12.507
08/25/2004	6.753	6.754	10/25/2008	7.874	12.928
09/25/2004	6.754	6.754	11/25/2008	7.620	12.512
10/25/2004	6.979	6.982	12/25/2008	7.874	12.934
11/25/2004	6.754	6.757	01/25/2009	7.620	12.517
12/25/2004	6.979	6.982	02/25/2009	7.592	12.633
01/25/2005	6.754	6.762	03/25/2009	8.406	13.987
02/25/2005	6.755	6.762	04/25/2009	7.593	12.640
03/25/2005	7.478	7.492	05/25/2009	7.846	13.061
04/25/2005	6.755	6.767	06/25/2009	7.594	12.640
05/25/2005	6.980	6.993	07/25/2009	7.830	13.132
06/25/2005	6.755	6.768	08/25/2009	7.578	12.708
07/25/2005	6.980	6.995	09/25/2009	7.578	12.711
08/25/2005	7.155	7.942	10/25/2009	7.831	13.134
09/25/2005	7.422	8.698	11/25/2009	7.579	12.711
10/25/2005	7.670	8.990	12/25/2009	7.832	13.135
11/25/2005	7.423	8.701	01/25/2010	7.580	12.711
12/25/2005	7.670	8.992	02/25/2010	7.580	12.711
01/25/2006	7.422	8.709	03/25/2010	8.393	14.000
02/25/2006	7.422	9.166	04/25/2010	7.581	12.717
03/25/2006	8.217	10.464	05/25/2010	7.835	13.141
04/25/2006	7.421	9.459	06/25/2010	7.582	12.717
05/25/2006	7.669	9.775	07/25/2010	7.836	13.141
06/25/2006	7.422	9.461	08/25/2010	7.583	12.718
07/25/2006	7.670	9.778	09/25/2010	7.584	12.718
08/25/2006	7.422	9.923	10/25/2010	7.837	13.142
09/25/2006	7.617	10.818	11/25/2010	7.585	12.718
10/25/2006	7.871	11.181	12/25/2010	7.838	13.142
11/25/2006	7.618	10.821	01/25/2011	7.586	12.718
12/25/2006	7.872	11.182	02/25/2011	7.586	12.718
01/25/2007	7.618	10.822	03/25/2011	8.400	14.000
02/25/2007	7.619	11.285	04/25/2011	7.587	12.719
03/25/2007	8.435	12.989	05/25/2011	7.841	13.143
04/25/2007	7.619	11.733	06/25/2011	7.588	12.719
05/25/2007	7.874	12.125	07/25/2011	7.842	13.143
06/25/2007	7.620	11.734	08/25/2011	7.589	12.719
07/25/2007	7.874	12.126	09/25/2011	7.590	12.719
08/25/2007	7.621	11.810
09/25/2007	7.621	12.161
10/25/2007	7.876	12.571

(1) Net WAC Cap is capped at 14.00%

(2) Net WAC Cap = (Weighted Average Net Mortgage Rate of Group II Loans) x (30/Actual # of Days)

(3) Assumes no losses, 10% optional call, Pricing Prepayment Speed Assumption, and 6 month LIBOR, 12 month LIBOR and 1Year CMT remain constant at 1.18%, 1.35% and 1.23%, respectively.

(4) Assumes no losses, 10% optional call, Pricing Prepayment Speed Assumption, and 6 month LIBOR, 12 month LIBOR and 1Year CMT each remain constant at 20%.

Group I Sensitivity Analysis
To 10% Call
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-I-1
Avg. Life (yrs)	9.11	1.74	1.26	1.00	0.84	0.73
Mod. Duration	8.52	1.73	1.26	1.00	0.84	0.73
Window	Oct03 - Oct20	Oct03 - May07	Oct03 - Apr06	Oct03 - Sep05	Oct03 - Apr05	Oct03 - Feb05

Class A-I-2
Avg. Life (yrs)	18.33	4.15	2.86	2.20	1.79	1.51
Mod. Duration	14.03	3.86	2.71	2.10	1.72	1.46
Window	Oct20 - Mar23	May07 - May08	Apr06 - Nov06	Sep05 - Feb06	Apr05 - Sep05	Feb05 - May05

Class A-I-3
Avg. Life (yrs)	21.82	5.95	4.00	3.00	2.39	2.00
Mod. Duration	14.99	5.28	3.67	2.80	2.26	1.90
Window	Mar23 - Sep27	May08 - Sep11	Nov06 - Oct08	Feb06 - Jun07	Sep05 - Jul06	May05 - Feb06

Class A-I-4
Avg. Life (yrs)	24.53	8.77	5.42	4.00	3.04	2.49
Mod. Duration	14.81	7.15	4.74	3.60	2.80	2.31
Window	Sep27 - Sep28	Sep11 - Mar13	Oct08 - Jul09	Jun07 - Dec07	Jul06 - Jan07	Feb06 - Apr06

Class A-I-5
Avg. Life (yrs)	26.02	11.29	7.15	5.00	3.87	2.96
Mod. Duration	14.40	8.47	5.88	4.33	3.44	2.69
Window	Sep28 - Sep30	Mar13 - Nov16	Jul09 - Oct12	Dec07 - Aug09	Jan07 - Mar08	Apr06 - Apr07

Class A-I-6
Avg. Life (yrs)	28.03	16.20	11.72	8.60	6.44	5.06
Mod. Duration	13.27	10.09	8.19	6.51	5.17	4.23
Window	Sep30 - Jan32	Nov16 - Nov20	Oct12 - Apr16	Aug09 - May13	Mar08 - Jun11	Apr07 - Feb10

Class A-I-7
Avg. Life (yrs)	13.39	8.09	7.27	6.73	6.26	5.66
Mod. Duration	9.14	6.34	5.84	5.50	5.19	4.78
Window	Oct06 - Jan32	Oct06 - Nov20	Oct06 - Apr16	Oct06 - May13	Nov06 - Jun11	Jan07 -- Feb10

Class A-I-8
Avg. Life (yrs)	17.17	6.54	4.69	3.61	2.90	2.41
Mod. Duration	10.84	5.09	3.88	3.10	2.56	2.16
Window	Oct03 - Jan32	Oct03 - Nov20	Oct03 - Apr16	Oct03 - May13	Oct03 - Jun11	Oct03 - Feb10

Class M-I-1
Avg. Life (yrs)	25.25	11.66	8.38	6.42	5.20	4.47
Mod. Duration	12.99	8.08	6.34	5.14	4.32	3.81
Window	Aug23 - Jan32	Aug09 - Nov20	Nov07 - Apr16	Nov06 - May13	Nov06 - Jun11	Dec06 - Feb10

Class M-I-2
Avg. Life (yrs)	25.25	11.66	8.38	6.42	5.18	4.44
Mod. Duration	12.39	7.86	6.21	5.05	4.25	3.74
Window	Aug23 - Jan32	Aug09 - Nov20	Nov07 - Apr16	Nov06 - May13	Oct06 - Jun11	Nov06 - Feb10

Class M-I-3
Avg. Life (yrs)	25.24	11.63	8.36	6.40	5.17	4.40
Mod. Duration	12.39	7.85	6.20	5.04	4.24	3.71
Window	Aug23 - Jan32	Aug09 - Nov20	Nov07 - Apr16	Nov06 - May13	Oct06 - Jun11	Oct06 - Feb10

Group I Sensitivity Analysis
To Maturity
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-I-1
Avg. Life (yrs)	9.11	1.74	1.26	1.00	0.84	0.73
Mod. Duration	8.52	1.73	1.26	1.00	0.84	0.73
Window	Oct03 - Oct20	Oct03 - May07	Oct03 - Apr06	Oct03 - Sep05	Oct03 - Apr05	Oct03 - Feb05

Class A-I-2
Avg. Life (yrs)	18.33	4.15	2.86	2.20	1.79	1.51
Mod. Duration	14.03	3.86	2.71	2.10	1.72	1.46
Window	Oct20 - Mar23	May07 - May08	Apr06 - Nov06	Sep05 - Feb06	Apr05 - Sep05	Feb05 - May05

Class A-I-3
Avg. Life (yrs)	21.82	5.95	4.00	3.00	2.39	2.00
Mod. Duration	14.99	5.28	3.67	2.80	2.26	1.90
Window	Mar23 - Sep27	May08 - Sep11	Nov06 - Oct08	Feb06 - Jun07	Sep05 - Jul06	May05 - Feb06

Class A-I-4
Avg. Life (yrs)	24.53	8.77	5.42	4.00	3.04	2.49
Mod. Duration	14.81	7.15	4.74	3.60	2.80	2.31
Window	Sep27 - Sep28	Sep11 - Mar13	Oct08 - Jul09	Jun07 - Dec07	Jul06 - Jan07	Feb06 - Apr06

Class A-I-5
Avg. Life (yrs)	26.02	11.29	7.15	5.00	3.87	2.96
Mod. Duration	14.40	8.47	5.88	4.33	3.44	2.69
Window	Sep28 - Sep30	Mar13 - Nov16	Jul09 - Oct12	Dec07 - Aug09	Jan07 - Mar08	Apr06 - Apr07

Class A-I-6
Avg. Life (yrs)	28.47	18.73	14.02	10.47	7.87	5.94
Mod. Duration	13.34	10.84	9.08	7.40	5.94	4.74
Window	Sep30 - Jul33	Nov16 - Feb32	Oct12 - Oct28	Aug09 - May24	Mar08 - Aug20	Apr07 - Nov17

Class A-I-7
Avg. Life (yrs)	13.40	8.10	7.31	6.81	6.50	6.33
Mod. Duration	9.14	6.35	5.86	5.54	5.34	5.23
Window	Oct06 - May33	Oct06 - Dec31	Oct06 - Aug28	Oct06 - Mar24	Nov06 - Jun20	Jan07 - Aug17

Class A-I-8
Avg. Life (yrs)	17.24	6.93	5.05	3.90	3.15	2.61
Mod. Duration	10.86	5.26	4.06	3.28	2.72	2.30
Window	Oct03 - Jul33	Oct03 - Feb32	Oct03 - Oct28	Oct03 - May24	Oct03 - Aug20	Oct03 - Nov17

Class M-I-1
Avg. Life (yrs)	25.39	12.44	9.05	6.97	5.65	4.85
Mod. Duration	13.02	8.34	6.63	5.42	4.58	4.05
Window	Aug23 - Mar33	Aug09 - Apr28	Nov07 - Jan23	Nov06 - Oct18	Nov06 - Dec15	Dec06 - Nov13

Class M-I-2
Avg. Life (yrs)	25.37	12.29	8.90	6.85	5.54	4.73
Mod. Duration	12.41	8.05	6.42	5.26	4.45	3.92
Window	Aug23 - Jan33	Aug09 - Jul26	Nov07 - Mar21	Nov06 - May17	Oct06 - Sep14	Nov06 - Nov12

Class M-I-3
Avg. Life (yrs)	25.29	11.87	8.55	6.56	5.30	4.51
Mod. Duration	12.40	7.93	6.28	5.12	4.31	3.78
Window	Aug23 - Sep32	Aug09 - Jan24	Nov07 - Oct18	Nov06 - Jul15	Oct06 - Mar13	Oct06 - Jul11

Group II Sensitivity Analysis
To 10% Call
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-II-A
Avg. Life (yrs)	17.85	4.97	3.43	2.58	2.00	1.54
Window	Oct03 - Jun32	Oct03 - Mar19	Oct03 - Jun14	Oct03 - Sep11	Oct03 - Jan10	Oct03 - Nov08

Class A-II-B
Avg. Life (yrs)	17.79	5.14	3.57	2.71	2.12	1.64
Window	Oct03 - Jun32	Oct03 - Mar19	Oct03 - Jun14	Oct03 - Sep11	Oct03 - Jan10	Oct03 - Nov08

Class M-II-1
Avg. Life (yrs)	26.45	10.35	7.10	5.36	4.63	4.61
Window	Mar26 - Jun32	Oct08 - Mar19	Mar07 - Jun14	Dec06 - Sep11	Mar07 - Jan10	Aug07 - Nov08

Class M-II-2
Avg. Life (yrs)	26.45	10.35	7.10	5.35	4.47	4.08
Window	Mar26 - Jun32	Oct08 - Mar19	Mar07 - Jun14	Nov06 - Sep11	Dec06 - Jan10	Feb07 - Nov08

Class M-II-3
Avg. Life (yrs)	26.45	10.35	7.10	5.34	4.41	3.93
Window	Mar26 - Jun32	Oct08 - Mar19	Mar07 - Jun14	Oct06 - Sep11	Dec06 - Jan10	Jan07 - Nov08

Class M-II-4
Avg. Life (yrs)	26.45	10.35	7.10	5.33	4.39	3.89
Window	Mar26 - Jun32	Oct08 - Mar19	Mar07 - Jun14	Oct06 - Sep11	Nov06 - Jan10	Dec06 - Nov08

Class M-II-5
Avg. Life (yrs)	26.45	10.35	7.10	5.33	4.38	3.85
Window	Mar26 - Jun32	Oct08 - Mar19	Mar07 - Jun14	Oct06 - Sep11	Nov06 - Jan10	Nov06 - Nov08

Group II Sensitivity Analysis
To Maturity
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-II-A
Avg. Life (yrs)	17.89	5.23	3.64	2.74	2.12	1.63
Window	Oct03 - Jul33	Oct03 - Feb30	Oct03 - Mar24	Oct03 - Apr19	Oct03 - Nov15	Oct03 - Jun13

Class A-II-B
Avg. Life (yrs)	17.83	5.53	3.91	2.98	2.34	1.82
Window	Oct03 - Jul33	Oct03 - Apr31	Oct03 - Mar26	Oct03 - Mar21	Oct03 - Jul17	Oct03 - Dec14

Class M-II-1
Avg. Life (yrs)	26.57	11.24	7.82	5.92	5.06	4.96
Window	Mar26 - Jul33	Oct08 - Mar29	Mar07 - Apr23	Dec06 - Sep18	Mar07 - Jul15	Aug07 - Apr13

Class M-II-2
Avg. Life (yrs)	26.56	11.17	7.76	5.85	4.86	4.40
Window	Mar26 - Jun33	Oct08 - Nov27	Mar07 - Oct21	Nov06 - May17	Dec06 - Jul14	Feb07 - Jun12

Class M-II-3
Avg. Life (yrs)	26.56	11.09	7.68	5.78	4.75	4.21
Window	Mar26 - Apr33	Oct08 - Sep25	Mar07 - Aug19	Oct06 - Sep15	Dec06 - Feb13	Jan07 - May11

Class M-II-4
Avg. Life (yrs)	26.55	11.01	7.61	5.73	4.70	4.13
Window	Mar26 - Mar33	Oct08 - Oct24	Mar07 - Nov18	Oct06 - Feb15	Nov06 - Sep12	Dec06 - Dec10

Class M-II-5
Avg. Life (yrs)	26.54	10.89	7.51	5.65	4.62	4.04
Window	Mar26 - Feb33	Oct08 - Aug23	Mar07 - Nov17	Oct06 - May14	Nov06 - Jan12	Nov06 - Jul10